Investor Presentation NASDAQ FNJN

2 The following presentation is prepared as of August 19, 2015 and outlines matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Finjan Holdings, Inc. (“Finjan”, “we” or “us”). This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding our expectations, intentions, beliefs and projections about our future results, performance, prospects and opportunities. These statements can be identified by the fact that they do not relate strictly to historical or current facts or by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” “will,” “will be,” “would,” the negative of these terms and similar expressions, but this is not an exclusive way of identifying such statements. Readers are cautioned that forward-looking statements are not guarantees of future performance. Our actual results, performance and achievements may differ materially from those expressed in, or implied by, the forward-looking statements contained in this presentation as a result of various risks, uncertainties and other factors. Important factors that could cause our actual results to differ materially from our expectations include, without limitation, our ability to execute our business plan, the outcome of pending or future enforcement actions, our ability to expand our technology portfolio, the enforceability of our patents, the continued use of our technology in the market, the development of a liquid trading market for our securities and other factors described under Item 1A, “Risk Factors,” as set forth in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC with the most recent report filed on August 10, 2015 and any subsequent quarterly or current reports. The Company will continue to file annual, quarterly and current reports, proxy statements and other information with the SEC. Forward looking statements speak only as of the dates specified in such filings or presentations. Except as expressly required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after any such date, whether as a result of new information or future events or otherwise. You should not place undue reliance on the forward-looking statements included in this presentations or that may be made elsewhere from time to time by us, or on our behalf. All forward-looking statements attributable to us are expressly qualified by these cautionary statements. Our filings with the SEC are available to the public on, and may be reviewed at, the SEC’s internet website www.sec.gov and on Finjan’s web site www.finjan.com. You may also read and copy any document that Finjan files with the SEC at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room and their copy charges. Safe Harbor Statement © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED

3 Cybersecurity An Escalating Challenge Across Industries Data from 2015 ITRC Breaches as of July 21, 2015 Logos from companies having highly visible breaches over the last 18 months HealthcareBusiness/Retail Banking/Credit/Financial Govt/Military 175 breaches 541,712 records compromised 41 breaches 408,377 records compromised 153 breaches 105,517,361 records compromised 32 breaches 27,944,040 records compromised © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED

4 Cybersecurity: A Global Issue Verizon Data Breach Investigation Report for 2015: countries represented in combined caseload * Lloyd's of London Security Incidents Confirmed Data Breaches Countries represented Comprised Records Cost* 79,790 2,122 61 700M $400B “In 70% of the attacks where we know the motive of the attack, there’s a secondary victim” – Verizon Data Breach Report 2015 © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED

5 Finjan At the Center of Cybersecurity D at a R is ks Malicious Code Research Center Innovation Fund Consumer Security Apps Advisory Services Software & Hardware M86/Trustwave Merger Cybersecurity Awareness Finjan Technology & Patent Licensing © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED

6 Finjan Cybersecurity Business Diversified public company focused in four areas © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED

7 Confidential Finjan Licensees Income of more than $150M collected from eight licenses, $40M+ outstanding Stock values are estimates at time of respective deals and consistent with SEC filings Licenses & Settlements Judgments Licensee Year Value Details Term © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED

8 Case Study - Websense Settlement Gross margins approximately 75% on litigation (may be higher for licensing) Payment of $8 million from Websense $5M in revenue recorded in 2014 $3M payable in staged timeline $1.6M in expenses as part of the agreement fully recorded despite ongoing payments of $3 million in 1Q16 and 1Q17 Reported Licensing Financials ($ in thousands) Revenue $4,998 Contingency $ 800 Fees and Costs $ 832 Net $3,366 1Q16 $2,000 1Q17 $1,000 Total Net $6,366 © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED

9 Enforcement Schedule Litigation with six defendants concurrently, each traveling on its own timeline, dates subject to change Stayed TRIAL COMPLETED 2nd complaint filed Jury Verdict $39.5M MARKMAN (6/24/2015) TRIAL (3/7/2016) Markman Order (3/2/2015) Trial Date (9/6/2016) MARKMAN (6/29/2015) No Trial Date CMC (9/24/2015) MARKMAN (10/20/2015, Tentative) No Trial Date Filed: 8/28/13 Court: NDCA Freeman 5:13-cv-03999 (NDCA) 5:15–cv-03295 (NDCA) Filed: 12/16/13 Court: NDCA Gilliam 3:13-cv-05808 (NDCA) Filed: 3/14/14 Court: NDCA Orrick 3:14-cv-01197 (NDCA) Filed: 7/1/14 Court: NDCA Gilliam 3:14-cv-02998 (NDCA) Filed: 11/4/14 Court: NDCA Chen 3:14-cv-04908 (NDCA) Filed: 7/8/13 Court: NDCA Armstrong 4:13-cv-03133 (NDCA) © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED

10 CybeRisk Advisory Services Unveiled CybeRisk Security Solutions in June, 2015 Headquartered in Tel Aviv with global offices in London and Palo Alto Advisory Services: Risk and Governance for Board level cyber risks and crisis management Attack and Penetration services including War Gaming and Red Teaming Threat Intelligence programing to meet proactive security planning needs Led by Yoram Golandsky, CEO; previous leader of Cisco’s Cyber Security Center of Excellence © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED

11 Finjan Mobile Security Products Finjan Consumer Security Applications Finjan Mobile Secure Browser launched in June, 2015 New mobile applications in the area of geo-fencing Finjan Mobile Defense Challenge 2015 University cybersecurity mobile application competition Promote innovation and identify next generation technologies in mobile security Winning team’s application protects user's privacy through machine learning and pattern recognition methods © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED

12 Research & development, investment and incubation Access to a pool of innovative technology and valuable cybersecurity patent assets 6 cybersecurity investments to-date PayPal Acquisition Strategic Investment in Innovation Fund Cyber Strategic Partners in JVP Fund VII © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED

13 Finjan Leadership Experienced executive team with IP and technology backgrounds Daniel Chinn Chairman Eric Benhamou Director Michael Eisenberg Director Alex Rogers Director Glenn Daniel Director Harry Kellogg Director Michael Southworth Director Phil Hartstein President and CEO Julie Mar-Spinola CIPO and VP, Legal Operations Michael Noonan CFO and Treasurer © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED

14 Investor Information Summary As of Date: Per 10Q filed on 8/10/15 * Not including Accounts Receivable Key Statistics As of Date Ticker FNJN (NASDAQ) 52-Week Trading Range $1.16 - $4.53 Shares Outstanding 22.52M (all common stock) Current Cash $11.9M* Current Debt $0 © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED

15 Landmark Patented Technology Large Cybersecurity Universe Successful Licensing & Enforcement History Advisory Services and Cybersecurity Thought Leadership Consumer Mobile Security Products Commitment to Invest in Innovation Experienced Leadership Team Healthy Balance Sheet © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED Investment Thesis

16 Contact Us www.finjan.com Vanessa Winter Director of Investor Relations Finjan Holdings, Inc. 650-282-3245 vanessa@finjan.com 2000 University Ave., Suite 600 E. Palo Alto, CA 94303 @FinjanHoldings Linkedin.com/company/finjan Facebook.com/FinjanHoldings © 2015 Finjan Holdings, Inc. ALL RIGHTS RESERVED